EXHIBIT 10.79


                  YORKSHIRE POWER FINANCE 2 LIMITED, as Issuer

                                       and

                   YORKSHIRE POWER GROUP LIMITED, as Guarantor

                                       and

                              THE BANK OF NEW YORK,

                       as Trustee, Principal Paying Agent,

                          Registrar and Transfer Agent

                          FIRST SUPPLEMENTAL INDENTURE

                          Dated as of February 16, 2000

                    Reset Senior Notes Due February 15, 2020

                  FIRST SUPPLEMENTAL INDENTURE, dated as of February 16, 2000 (this "First Supplemental Indenture"), among YORKSHIRE POWER FINANCE 2 LIMITED, a limited liability company organized under the laws of the Cayman Islands, as issuer (the "Company"), YORKSHIRE POWER GROUP LIMITED, a private limited company incorporated under the laws of England and Wales, as guarantor (the "Guarantor"), and THE BANK OF NEW YORK, as Trustee, Principal Paying Agent, Security Registrar and Transfer Agent under the Original Indenture referred to below (the "Trustee").

                                   WITNESSETH:

                  WHEREAS, each of the Company and the Guarantor has heretofore executed and delivered to the Trustee an indenture dated as of February 1, 2000, (hereinafter called the "Original Indenture"), to provide for the issuance from time to time of certain of the Company's unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), the forms and terms of which are to be established as set forth in Sections 201 and 301 of the Original Indenture;

                  WHEREAS, Section 901 of the Original Indenture provides, among other things, that the Company, the Guarantor and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of establishing the forms and terms of the Securities of any series as permitted by Sections 201 and 301 of the Original Indenture and of appointing an Authenticating Agent with respect to the Securities of any series;

                  WHEREAS, the Company desires to create a series of the Securities in an aggregate principal amount of (pound)155,000,000 to be designated Reset Senior Notes Due February 15, 2020 (the "Senior Notes"), and all action on the part of the Company necessary to authorize the issuance of the Senior Notes under the Original Indenture and this First Supplemental Indenture has been duly taken;

                  WHEREAS, all acts and things necessary to make the Senior Notes, when executed by the Company and authenticated and delivered by the Trustee as in the Original Indenture provided, the valid and binding obligations of the Company and to constitute these presents a valid and binding supplemental indenture and agreement according to its terms, have been done and performed;

                  NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

                  That in consideration of the premises and of the acceptance and purchase of the Senior Notes by the holders thereof and of the acceptance of this trust by the Trustee, each of the Company and the Guarantor covenants and agrees with the Trustee, for the equal benefit of holders of the Senior Notes, as follows:

                                   ARTICLE ONE

                                   Definitions

                  The use of terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Original Indenture and the forms of Securities attached hereto as Exhibits A and B. In addition, for all purposes of this First Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise expressly requires, the following terms shall have the respective meanings assigned to them as follows and shall he construed as if defined in Article One of the Original Indenture:

                  "Agent Bank" means The Bank of New York as designated by the Company in the Interest Calculation Agency Agreement, dated as of February 1, 2000, among the Company, the Guarantor and the Agent Bank.

                  "Book-Entry Depositary" means The Bank of New York as designated by the Company in the Deposit Agreement until a successor shall have become such pursuant to the applicable provisions of the Deposit Agreement, and thereafter "Book-Entry Depositary" shall mean such successor Book-Entry Depositary or the nominee or custodian of either.

                  "Business Day" means each day that is not a Saturday, Sunday or a day on which banking institutions or foreign exchange markets in New York City and London are authorized or obligated by law to remain closed.

                  "Callholder" means UBS AG, London Branch, as holder of the call option under the Call Option Agreement.

                  "Call Option Agreement" means the confirmation, dated February 9, 2000, between the Pass-Through Trustee and the Callholder, pursuant to the ISDA Master Agreement, providing a call option to the Callholder.

                  "Conversion Event" means the declaration, at any time prior to (but excluding) the Initial Reset Date, of the principal amount of the Senior Notes to be due and payable immediately in accordance with Section 502 of the Original Indenture as a result of the occurrence of an Event of Default.

                  "Definitive Registered Securities" means the Senior Notes substantially in the form of Exhibit B to this First Supplemental Indenture.

                  "Deposit Agreement" means the Deposit Agreement, dated as of February 1, 2000, among the Company, the Book-Entry Depositary and the holders and beneficial owners from time to time of interests in the Book-Entry Interests issued thereunder.

                  "DTC" means The Depository Trust Company, New York, New York, or its successors.

                  "Fixed Rate Determination Date" means the tenth Business Day prior to the Fixed Rate Reset Date.

                  "Fixed Rate Reset Date" means the Reset Date corresponding to the Floating Rate Period Termination Date or the Initial Reset Date, as applicable.

                  "Floating Period Interest Rate" means, with respect to any Floating Rate Reset Period, the per annum interest rate with respect to the Senior Notes for such Floating Rate Reset Period determined by the Remarketing Agent in accordance with the Remarketing Agreement.

                  "Floating Rate Option" means the right of the Company to, at its option, reset the interest rate on the Senior Notes on the Initial Reset Date to the Floating Period Interest Rate for each Floating Rate Reset Period.

                  "Floating Rate Period" means the period from and including the Initial Reset Date to but excluding the Floating Rate Period Termination Date.

                  "Floating Rate Period Termination Date" means February 15, 2006 (unless such date is not a Business Day, in which case the next succeeding day that is a Business Day) or, if the Company elects to earlier terminate the Floating Rate Period, an earlier Reset Date, provided that the Company gives notice of such election to the Trustee and the Remarketing Agent no later than the 17th Business Day prior to such earlier Reset Date in accordance with the Remarketing Agreement.

                  "Floating Rate Purchase Price" means the purchase price to be paid by any Floating Rate Dealer for the Senior Notes on the Initial Reset Date, which shall be equal to (i) the principal amount of the Senior Notes plus (ii) the Senior Note Premium.

                  "Floating Rate Reset Period" means the period from and including the Initial Reset Date to but excluding the next succeeding Reset Date and thereafter the period from and including such next succeeding Reset Date to but excluding the next succeeding Reset Date; provided, however, that the final Floating Rate Reset Period shall extend to but exclude the Floating Rate Period Termination Date.

                  "Floating Rate Spread Determination Date" means the tenth Business Day prior to the Initial Reset Date.

                  "Global Securities" means Global Bearer Securities, evidencing the Senior Notes, issued to the Book-Entry Depositary substantially in the form of Exhibit A to this First Supplemental Indenture.

                  "Initial Reset Date" means February 15, 2005 (unless such date is not a Business Day, in which case the next succeeding day that is a Business
Day).

                  "Interest Accrual Period" means the period from and including the preceding Interest Payment Date (or, in the case of the first such period, from and including the date of initial issuance of the Senior Notes) to but excluding the current Interest Payment Date.

                  "Interest Payment Date" means, in the case of interest accruing on the Senior Notes (i) during the period from and including the date of initial issuance of the Senior Notes to but excluding the Initial Reset Date, each February 15 and August 15 in such period and the Initial Reset Date (unless any such date is not a Business Day and a Conversion Event has not occurred, in which case the next succeeding day that is a Business Day), (ii) during the period from and including the Fixed Rate Reset Date to but excluding the final maturity of the Senior Notes, each February 15 and August 15 occurring after the Initial Reset Date and (iii) during each Floating Rate Reset Period in the Floating Rate Period, the Reset Date next succeeding such Floating Rate Reset Period.

                  "Interest Rate to Maturity" means the per annum interest rate with respect to the Senior Notes from and including the Fixed Rate Reset Date to but excluding the final maturity of the Senior Notes equal to the rate that would amortize the Senior Note Premium determined by the Remarketing Agent pursuant to the Remarketing Agreement.

                  "ISDA Master Agreement" means the ISDA Master Agreement dated as of February 1, 2000 between UBS AG, London Branch and the Pass-Through Trustee, as supplemented and amended by the Schedule thereto.

                  "Pass-Through Trustee" means The Bank of New York, as trustee of the Yorkshire Power Pass-Through Asset Trust 2000-1.

                  "Reference Banks" means the Agent Bank and any other four reference dealers selected by the Agent Bank and agreed to by the Company.

                  "Regulation S" means Regulation S under the Securities Act, as such Regulation may be amended from time to time, or under any similar rules or regulations hereafter adopted by the Commission.

                  "Remarketing Agreement" means the Remarketing Agreement dated as of February 1, 2000 among the Company, the Guarantor and the Remarketing Agent.

                  "Remarketing Agent" means UBS AG, London Branch or any affiliate thereof or its successor or assigns.

                  "Reset Date" means the Initial Reset Date and, as applicable, May 15, 2005, August 15, 2005, November 15, 2005 or February 15, 2006 (unless any such date is not a Business Day, in which case the next succeeding day that is a Business Day).

                  "Restricted Securities Legend" means a legend substantially in the form of the legend contained in the form of Global Security set forth in Exhibit A hereto.

                  "Restricted Security" means the Senior Notes that bear or are required to bear the Restricted Securities Legend.

                  "Rule 144A" means Rule 144A under the Securities Act, as such Rule may be amended from time to time, or under any similar rules or regulation hereafter adopted by the Commission.

                  "Screen Rate" means the rate for six-month Sterling deposits displayed on the Bridge/Telerate Page No. 3750 (or such replacement page on that service which displays the information).

                  "Senior Note Premium" means the premium on the Senior Notes determined by the Remarketing Agent pursuant to the Remarketing Agreement.

                                   ARTICLE TWO

                     Terms and Issuance of the Senior Notes

                  SECTION 201.      Issue of Securities.

                  (a) A series of Securities which shall be designated the "Reset Senior Notes Due February 15, 2020" shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to the terms, conditions and covenants of the Original Indenture and this First Supplemental Indenture (including the forms of the Senior Notes set forth in Exhibits A and B hereto).

                  (b) The aggregate principal amount of the Senior Notes which may be authenticated and delivered under the First Supplemental Indenture shall not, except as permitted by the provisions of the Original Indenture, exceed (pound)155,000,000; provided, however, that, upon the occurrence of a Conversion Event, such aggregate principal amount shall not, except as permitted by the provisions of the Original Indenture, exceed $250,000,000.

                  (c) On or after the Initial Reset Date, the Senior Notes shall be issuable in minimum denominations of (pound)10,000 and integral multiples of (pound)1,000 in excess thereof. Prior to the Initial Reset Date, (i) so long as the Senior Notes are issued in the form of one or more Global Securities, the Senior Notes shall be issuable in any denomination or denominations requested by the Book-Entry Depositary and (ii) if the Senior Notes are issued in the form of Definitive Registered Securities, the Senior Notes shall be issuable in minimum denominations of (pound)10,000 and integral multiples of (pound)1,000 in excess thereof, unless such Definitive Registered Securities are issued as a result of an Optional Definitive Security Request, in which case such Senior Notes shall be issuable in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.

                  (d) The Senior Notes shall have a final maturity date of February 15, 2020.

                  (e) The Regular Record Date for the Senior Notes shall be 15 calendar days immediately prior to each Interest Payment Date.

                  SECTION 202.      Interest through Initial Reset Date.

                  (a) The per annum interest rate on the Senior Notes for each Interest Accrual Period through the Initial Reset Date will be reset semi-annually as described in this Section 202; provided, however, that, upon the occurrence of a Conversion Event, the provisions of Section 203 shall become effective.

                  (b) Interest on the Senior Notes through the Initial Reset Date will be payable semi-annually on each Interest Payment Date, commencing on the Interest Payment Date next succeeding the date of initial issuance of the Senior Notes; provided, however, that, upon a Conversion Event, if any such Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay).

                  (c) The rate of interest payable from time to time through the Initial Reset Date in respect of the Senior Notes for any Interest Accrual Period (the "Rate of Interest") will be determined on the basis of the following provisions:

                  (i) on the first day of such Interest Accrual Period (the "Interest Determination Date"), the Agent Bank will determine the Screen Rate at or about 11:00 a.m. (London time) on the Interest Determination Date. If such Screen Rate is unavailable, the Agent Bank will request the principal London office of each of the Reference Banks to provide the Agent Bank with its offered quotation to leading banks for Sterling deposits in the London interbank market for such Interest Accrual Period at or about 11:00 a.m. (London time) on the Interest Determination Date. The Rate of Interest for such Interest Accrual Period shall be such Screen Rate plus 0.805% per annum (the "Margin") or, if such Screen Rate is unavailable, the arithmetic average (rounded upwards if necessary to the nearest 1/16th of 1%) of the offered quotations provided by the Reference Banks (excluding the highest and lowest (or, in either case, if more than one, then only one of them) of such quotations) plus the Margin;

                  (ii) if on the Interest Determination Date such Screen Rate is unavailable and only four of the Reference Banks provide offered quotations, the Rate of Interest for such Interest Accrual Period shall be determined in accordance with the provisions of paragraph (i) above on the basis of the offered quotations of those Reference Banks providing the offered quotations (excluding the highest and lowest of such quotations as provided in paragraph (i) above);

                  (iii) if on the Interest Determination Date such Screen Rate is unavailable and only two or three of the Reference Banks provide offered quotations, the Rate of Interest for such Interest Accrual Period shall be determined in. accordance with the provisions of paragraph (i) above on the basis of the offered quotations of those Reference Banks providing the offered quotations (but without excluding the highest and lowest of such quotations as provided in paragraph (i) above); and

                  (iv) if on the Interest Determination Date such Screen Rate is unavailable and only one or none of the Reference Banks provides an offered quotation, then the Rate of Interest for such Interest Accrual Period shall be (a) the Rate of Interest in effect for that Interest Accrual Period to which paragraph (i), (ii) or (iii) above shall have applied which last preceded such Interest Accrual Period or (b) if determinable and if higher, the Reserve Interest Rate (as defined below). The "Reserve Interest Rate" shall be the rate per annum which the Agent Bank determines to be either (A) the arithmetic average (rounded upward if necessary to the nearest 1/16th of 1%) of the Sterling lending rates for loans in an amount approximately equal to the principal amount of the Senior Notes which London banks selected by the Agent Bank are quoting, at or about 11:00 a.m. (London time) on the Interest Determination Date, for such Interest Accrual Period, to the Reference Banks or those of them (being at least two in number) to which the quotations are, in the opinion of the Agent Bank, being so made plus the Margin or (B) if the Agent Bank cannot determine the arithmetic average, the lowest Sterling lending rate which four London banks selected by the Agent Bank are quoting, on the Interest Determination Date, for such Interest Accrual Period, to leading European banks plus the Margin.

                  (d) The Agent Bank shall, as soon as practicable after 11:00 a.m. (London time) on each Interest Determination Date, but in no event later than the third Business Day thereafter, determine the Sterling amount payable in respect of interest on the principal amount of the Senior Notes (the "Interest Amount") for the relevant Interest Accrual Period. The Interest Amount for any Interest Accrual Period shall be determined by (i) applying the Rate of Interest for such Interest Accrual Period to the principal amount of the Senior Notes and
(ii) multiplying that amount by the actual number of days in such Interest Accrual Period divided by 365 (or if such Interest Accrual Period ends after February 28 in a leap year, 366) expressed as a decimal and rounded upward if necessary to the nearest 1/16th of 1%.

                  (e) All determinations, certificates, calculations, quotations and decisions given, expressed, made or obtained for the purposes of the pro-visions of this Section 202, whether by the Reference Banks (or any of them) or the Agent Bank, will (in the absence of willful default, bad faith or manifest error) be binding on the Company, the Guarantor, the Reference Banks, the Agent Bank, the Paying Agent and all holders of Senior Notes, and (in the absence as referred to above) no liability to the Company, the Guarantor or the holders of Senior Notes shall attach to the Reference Banks or the Agent Bank in connection with the exercise or non-exercise by them of their powers, duties and discretions under this Section 202.

                  SECTION 203.      Conversion Event.

                  (a) Upon the occurrence of a Conversion Event, then automatically (i) the aggregate principal amount of the Senior Notes shall convert to $250,000,000 effective from the date of the immediately preceding Interest Payment Date prior to the occurrence of such Conversion Event, (ii) the interest rate on the Senior Notes shall convert to 8.25% per annum effective from the date of the immediately preceding Interest Payment Date prior to the occurrence of such Conversion Event and (iii) such interest rate shall be calculated on the basis of a 360-day year of twelve 30-day months.

                  (b) Notwithstanding anything in Section 502 of the Original Indenture to the contrary, the aggregate principal amount of the Outstanding Senior Notes that shall become immediately due and payable upon a Conversion Event shall be as set forth in clause (i) of Section 203(a) hereof.

                  (c) Upon a Conversion Event, the Trustee shall provide notice by first class mail within 15 calendar days after the occurrence of such Conversion Event (or if the declaration of acceleration relating to such Conversion Event shall have been given by holders of the Senior Notes, after the date on which the Trustee shall receive notice of such acceleration) of the information set forth in this Section 203 to any securities exchange on which the Senior Notes may then be listed and to the holder of the Senior Notes.

                  SECTION 204.      Interest after Initial Reset Date.

                  (a) Interest Rate to Maturity.

                  (i) In accordance with the procedures established in the Remarketing Agreement and subject to Section 212, the interest rate in effect with respect to the Senior Notes immediately prior to the Initial Reset Date shall be reset on the Initial Reset Date to equal the Interest Rate to Maturity, which shall be effective from and including the Initial Reset Date to but excluding the final maturity of the Senior Notes, unless the Company shall exercise the Floating Rate Option in accordance with paragraph (b) of this
Section 204. If the Company shall have so exercised the Floating Rate Option, then the Floating Period Interest Rate shall be reset in accordance with the Remarketing Agreement on the Reset Date corresponding to the Floating Rate Period Termination Date to equal the Interest Rate to Maturity, which shall be effective from and including such Reset Date to but excluding the final maturity of the Senior Notes.

                  (ii) During the period from and including the Fixed Rate Reset Date to but excluding the final maturity of the Senior Notes, interest on the Senior Notes shall accrue on the principal amount of the Senior Notes at the Interest Rate to Maturity and shall be payable semi-annually on each Interest Payment Date, commencing with the first such Interest Payment Date following the Fixed Rate Reset Date; provided, however, that, if any such Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay). Interest on the Senior Notes from the Fixed Rate Reset Date shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

                  (b) Floating Rate Period.

                  (i) In accordance with procedures established in the Remarketing Agreement and subject to Section 212, if the Company exercises the Floating Rate Option no later than the seventh Business Day prior to the Floating Rate Spread Determination Date by providing notice to the Trustee and Remarketing Agent, then the Senior Notes shall bear interest at the Floating Period Interest Rate for each Floating Rate Reset Period in the Floating Rate Period.

                  (ii) During each Floating Rate Reset Period in the Floating Rate Period, interest on the Senior Notes shall accrue on the Floating Rate Purchase Price at the Floating Period Interest Rate for such Floating Rate Reset Period and shall be payable quarterly on each Interest Payment Date, commencing with the first such Interest Payment Date following the Initial Reset Date. The Interest Amount for such Floating Rate Reset Period shall be determined by (A) applying the Floating Period Interest Rate for such Floating Rate Reset Period to the Floating Rate Purchase Price and (B) multiplying that amount by the actual number of days in such Floating Rate Reset Period divided by 365 (or, if such Floating Rate Reset Period ends after February 28 in a leap year, 366) expressed as a decimal and rounded upward if necessary to the nearest 1/16th of 1%.

                  (c) Notice.

                  Subject to Section 212, the Remarketing Agent shall notify the Company, the Trustee and DTC by telephone, confirmed in writing (which may include facsimile or other electronic transmission) by 4:00 p.m. (London time),
(i) on the Fixed Rate Determination Date of the Interest Rate to Maturity, which shall be effective from and including the Fixed Rate Reset Date and (ii) on each Reset Date, if the Company elects the Floating Rate Option, of the Floating Period Interest Rate for the Floating Rate Reset Period beginning on such Reset Date, which shall be effective from and including such Reset Date. Any such notification by the Remarketing Agent, absent manifest error, shall be binding and conclusive upon the holders of beneficial interests in the Senior Notes, the Company, the Guarantor and the Trustee.

                  SECTION 205. Limitation on Liens. The covenant provided by Section 1004 of the Original Indenture shall be applicable to the Senior Notes.

                  SECTION 206. Limitation on Sale and Lease-Back Trans-actions. The covenant provided by Section 1005 of the Original Indenture shall be applicable to the Senior Notes.

                  SECTION 207. Guarantee. The Guarantee provided by Article Fourteen of the Original Indenture shall be applicable to the Senior Notes.

                  SECTION 208.      Place of Payment.

                  (a) The Place of Payment in respect of the Senior Notes will be in New York, New York, initially the Corporate Trust Office of The Bank of New York, and, for so long as the Senior Notes are listed on the Luxembourg Stock Exchange, in Luxembourg, initially the corporate trust office of Banque Generale du Luxembourg S.A., which at the date hereof, is located at 50 Avenue
J. F. Kennedy, L-2951 Luxembourg.

                  (b) The Trustee shall make Sterling-denominated payments on the Senior Notes through a London-based account of the Trustee.

                  SECTION 209. Issuance of Global Securities. Each of the Senior Notes shall be issued as one or more Global Securities and delivered by the Trustee to the Book-Entry Depositary, as the Holder thereof, or a nominee or custodian therefor, to be held by the Book-Entry Depositary pursuant to the Deposit Agreement. Definitive Registered Securities shall only be issued by the Company in exchange for the Global Securities in the circumstances set forth in the Global Securities. The forms of the Global Securities and the Definitive Registered Securities shall be substantially in the forms of Exhibits A and B, respectively, attached hereto, the terms of which are herein incorporated by reference and which are part of this First Supplemental Indenture. The Senior Notes offered and sold in their initial distribution in reliance on Rule 144A shall initially be issued in the form of one or more separate Global Securities (each, a "Rule 144A Global Security"). The Senior Notes offered and sold in their initial distribution in reliance on Regulation S shall initially be issued in the form of one or more separate Global Securities (each, a "Regulation S Global Security").

                  SECTION 210.      Transfer Restrictions.

                  (a) Except as otherwise determined by the Company in accordance with applicable law as set forth below, the Senior Notes shall bear the Restricted Securities Legend and may not be transferred except in compliance with the Restricted Securities Legend. Unless with respect to the whole or any portion of any Restricted Security the Company determines otherwise in accordance with applicable law, the Restricted Securities Legend borne by such Restricted Security shall be removed by the Company (i) in the case of any Rule 144A Global Security or any Definitive Registered Security issued in exchange for an interest therein, upon presentation to the Trustee of such Restricted Security by the Holder thereof at any time on or after the occurrence of the "Resale Restriction Termination Date" on such Legend and (ii) in the case of any Regulation S Global Security or any Definitive Registered Security issued in exchange for an interest therein, upon presentation to the Trustee of such

Restricted Security by the Holder thereof at any time on or after the expiration of the "distribution compliance period" (within the meaning of Regulation S).

                  (b) If a holder of a beneficial interest in a Rule 144A Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Regulation S Global Security, or if a holder of a beneficial interest in a Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Rule 144A Global Security, upon receipt by the Trustee of (A) written instructions given in accordance with the rules and procedures of DTC (together with, as applicable, the rules and procedures of The Euroclear System and Clearstream Banking, societe anonyme, the "Applicable Procedures") from the applicable Participant directing the Book-Entry Depositary to cause to be credited to another account of a Participant a beneficial interest in such Regulation S Global Security or Rule 144A Global Security (as the case may be) equal to that of the beneficial interest in such Rule 144A Global Security or Regulation S Global Security (as the case may be) to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding such other account, as well as the account of The Euroclear System or Clearstream Banking, societe anonyme (as the case may be), for which such other account is held, to be credited with, and the account of such applicable Participant to be debited for, such beneficial interest and (C) a certificate satisfactory to the Company, the Guarantor and the Trustee, as to such transfer's compliance with the registration requirements of the Securities Act, given by the transferor of such beneficial interest, the Trustee shall (1) reduce or increase (as the case may be) the principal amount of such Rule 144A Global Security, and increase or reduce (as the case maybe) the principal amount of such Regulation S Global Security, in each case by an amount equal to the principal amount of the beneficial interest in such Rule 144A Global Security or Regulation S Global Security (as the case may be) to be so transferred, as evidenced by appropriate endorsements on Schedule A to each such Global Security, (2) instruct the Book-Entry Depositary to make a corresponding reduction or increase (as the case may be) to the Book-Entry Interests relating to such Global Security and (3) cause the Book-Entry Depositary to instruct DTC to credit and debit such beneficial interests to the respective accounts specified in the instructions referred to above.

                  SECTION 211.      Mandatory Tender.

                  (a) If the Callholder shall have purchased the Senior Notes pursuant to the Call Option Agreement and the Company shall have elected the Floating Rate Option, the Senior Notes shall be automatically tendered, or deemed tendered, by the Holders thereof to the Remarketing Agent for purchase on the Floating Rate Period Termination Date. On the Reset Date corresponding to the Floating Rate Period Termination Date, the interest rate on the Senior Notes shall be reset to equal the Interest Rate to Maturity in accordance with, and the Senior Notes shall be remarketed pursuant to, the Remarketing Agreement.

                  (b) The purchase price for the Senior Notes tendered pursuant to paragraph (a) of this Section 211 shall equal 100% of the Floating Rate Purchase Price plus accrued and unpaid interest, if any, thereon to but excluding the Floating Rate Period Termination Date. If for any reason the Remarketing Agent does not purchase all of the Senior Notes on the Floating Rate Period Termination Date, the Company shall redeem the Senior Notes on the Floating Rate Period Termination Date at a redemption price equal to 100% of the

Floating Rate Purchase Price plus accrued and unpaid interest, if any, thereon to but excluding the Floating Rate Period Termination Date. If the Remarketing Agent elects to purchase the Senior Notes, such obligation of the Remarketing Agent is subject to the conditions set forth in the Remarketing Agreement.

                  SECTION 212.      Redemption

                  (a) Early Redemption Right of Holder.

                  (i) In the event that the Callholder (A) has not given notice on or before January 10, 2005 of its intention to exercise the call option under the Call Option Agreement or (B) fails to pay on or before the Business Day next preceding the Early Redemption Date (as defined below) the call price required under the Call Option Agreement, the Company shall redeem the Senior Notes on February 15, 2005 (such date, unless it is not a Business Day, in which case the next succeeding day that is a Business Day, the "Early Redemption Date"), in whole but not in part, at a price equal to 100% of the aggregate principal amount of the Senior Notes plus accrued and unpaid interest thereon to but excluding the Early Redemption Date, upon written notice by 5:00 p.m. (London time) on the Business Day next preceding the Early Redemption Date from the Book-Entry Depositary, as holder of the Senior Notes.

                  (ii) Any written notice given by the Book-Entry Depository, as holder of the Senior Notes, pursuant to paragraph (a) of this Section 212 shall be irrevocable; provided, however, that if prior to the Early Redemption Date an Event of Default shall have occurred and be continuing, such holder, at its option, may elect by written notice to the Company, to withdraw the instructions given pursuant to this Section 212 and instead declare the Senior Notes to be due and payable pursuant to Section 502 of the Original Indenture.

                  (iii) Sections 1102 and 1104 of the Original Indenture shall not apply to any redemption pursuant to paragraph (a) of this Section 212.

                  (b) Mandatory Redemption.

                  If the Callholder shall have purchased the Senior Notes pursuant to the Call Option Agreement and the Company shall have elected the Floating Rate Option, the Company shall be required to redeem the Senior Notes, in whole but not in part, on any Reset Date following the Initial Reset Date at a redemption price equal to the Floating Rate Purchase Price plus accrued and unpaid interest, if any, thereon to but excluding such Reset Date in the event that (i) the Remarketing Agent for any reason does not notify the Company of the Floating Period Interest Rate for the Floating Rate Reset Period beginning on such Reset Date by 4:00 p.m. (London time) on such Reset Date or of the Interest Rate to Maturity by 4:00 p.m., (London time) on the Fixed Rate Determination Date, as applicable, (ii) prior to any such Reset Date, the Remarketing Agent resigns and no successor has been appointed on or before such Reset Date or Determination Date, as applicable, (iii) the Remarketing Agent elects to terminate the Remarketing Agreement in accordance with its terms, (iv) the Remarketing Agent for any reason does not elect (by notice to the Company and the Trustee not later than the Fixed Rate Determination Date) to purchase the Senior Notes for remarketing on the Floating Rate Period Termination Date, (v) the Remarketing Agent for any reason does not deliver the purchase price of the Senior Notes to or through DTC on or before the Floating Rate Period Termination Date as provided in the Remarketing Agreement or (vi) the Company for any reason fails to redeem the Senior Notes following the Company's election to effect such redemption as set forth in paragraph (c) of this Section 212.

                  (c) Optional Redemption.

                  If the Callholder shall have purchased the Senior Notes pursuant to the Call Option Agreement and the Company shall have elected the Floating Rate Option, the Company shall notify the Callholder, the Remarketing Agent and the Trustee, not later than the Business Day immediately preceding the Floating Rate Period Termination Date, if the Company irrevocably elects to exercise its right to redeem the Senior Notes, in whole but not in part, from the Remarketing Agent on the Floating Rate Period Termination Date. If the Company elects to redeem the Senior Notes, the Company shall redeem the Senior Notes in whole at a redemption price equal to the Floating Rate Purchase Price plus accrued and unpaid interest, if any thereon to but excluding the Floating Rate Period Termination Date.

                  d) Optional Tax Redemption.

                  The redemption provisions of Section 1108 of the Original Indenture shall be applicable to the Senior Notes.

                                  ARTICLE THREE

      Authenticating Agent; Book-Entry Depositary; Exchange Rate Agreement

                  SECTION 301. Authenticating Agent; Book-Entry Depositary. The Bank of New York, a New York banking corporation, and its successors are hereby appointed Authenticating Agent and Book-Entry Depositary with respect to the Senior Notes.

                  SECTION 302. Exchange Rate Agency Agreement. The Company and the Guarantor hereby agree to appoint the Trustee as an agent under an exchange rate agency agreement, and will enter into such an agreement with the Trustee, and the Trustee hereby agrees to accept such appointment, provided that such agreement shall have such terms and provisions as are reasonably satisfactory to the Trustee, prior to the Initial Reset Date if the Callholder exercises the call option under the Call Option Agreement and the Senior Notes are not redeemed pursuant to Section 212.

                  SECTION 303. Rule 144A Information. So long as the Senior Notes are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Company and the Guarantor shall furnish to holders thereof and to prospective purchasers thereof designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, unless such information is contained, at the time of such request, in documents filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act.

                                  ARTICLE FOUR

                                  Miscellaneous

                  SECTION 401. Execution of Supplemental Indenture. This First Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this First Supplemental Indenture forms a part thereof.

                  SECTION 402. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this First Supplemental Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

                  SECTION 403. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

                  SECTION 404. Successors and Assigns. All covenants and agreements in this First Supplemental Indenture by each of the Company or the Guarantor shall bind its successors and assigns, whether so expressed or not.

                  SECTION 405. Severability Clause. In case any provision in this First Supplemental Indenture or in the Senior Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof and thereof shall not in any way be affected or impaired thereby.

                  SECTION 406. Benefits of First Supplemental Indenture. Nothing in this First Supplemental Indenture or in the Senior Notes, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the holders, any benefit or any legal or equitable right, remedy or claim under this First Supplemental Indenture.

                  SECTION 407. Execution and Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereof have caused this First Supplemental Indenture to be duly executed by their respective officers, directors or signatories duly authorized thereto, all as of the day and year first above written.

                                            YORKSHIRE POWER FINANCE 2 LIMITED


                                            By______________________________
                                                     Title: Attorney-in-Fact


                                            YORKSHIRE POWER GROUP LIMITED


                                            By______________________________
                                                     Title: Attorney-in-Fact


                                            THE BANK OF NEW YORK,
                                            as Trustee, Principal Paying Agent,
                                            Security Registrar and Transfer
                                            Agent


                                            By______________________________
                                                     Title:

                                                                      EXHIBIT A

                        {FORM OF FACE OF GLOBAL SECURITY}

                  [If the Global Security is a Restricted Security, insert the following legend---THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM OR NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH YORKSHIRE POWER GROUP LIMITED (THE "GUARANTOR"), YORKSHIRE POWER FINANCE 2 LIMITED (THE "ISSUER") OR ANY AFFILIATE OF THE GUARANTOR OR THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (OR SUCH SHORTER PERIOD AS MAY BE PRESCRIBED BY RULE 144(k), OR ANY SUCCESSOR PROVISION THEREOF, UNDER THE SECURITIES ACT) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO THE GUARANTOR OR THE ISSUER, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-US PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE GUARANTOR'S, THE ISSUER'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D) OR (E) ABOVE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE AS TO COMPLIANCE WITH CERTAIN CONDITIONS TO TRANSFER. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE OR SUCH EARLIER TIME AS DETERMINED BY THE ISSUER IN ACCORDANCE WITH APPLICABLE LAW.]

                  THIS SECURITY IS A GLOBAL BEARER SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS HELD BY A BOOK-ENTRY DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES HELD BY A PERSON OTHER THAN THE BOOK-ENTRY DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                  UNLESS THIS GLOBAL BEARER SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE BOOK-ENTRY DEPOSITARY TO THE ISSUER OR ITS AGENT FOR EXCHANGE OR PAYMENT, AND ANY DEFINITIVE REGISTERED SECURITY IS ISSUED IN THE NAME OR NAMES AS DIRECTED IN WRITING BY THE BOOK-ENTRY DEPOSITARY, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE BEARER HEREOF, THE BOOK-ENTRY DEPOSITARY, HAS AN INTEREST HEREIN.

                        YORKSHIRE POWER FINANCE 2 LIMITED
                    Reset Senior Notes Due February 15, 2020


No.
                                                                 (pound)
                                                                 CUSIP
                                                                 No.____________

                  YORKSHIRE POWER FINANCE 2 LIMITED, a limited liability company incorporated under the laws of the Cayman Islands (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to the bearer upon surrender hereof, the principal sum of (pound)____________* on February 15, 2020, and to pay interest thereon at the rate or rates per annum described herein from February 16, 2000, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on February 15 and August 15 in each year, commencing August 15, 2000, to the Initial Reset Date and thereafter subject to the terms and conditions set forth herein, at the interest rate or rates determined by the Remarketing Agent in accordance with the procedures set forth on the reverse hereof until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the bearer on such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the bearer on such Interest Payment Date and will be paid to the bearer hereof at the time of payment of such Defaulted Interest or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.
------------------------------

      * Reference is made to (i) Schedule A attached hereto with respect to decreases and increases in the aggregate principal amount of Securities evidenced by this certificate and (ii) the other provisions of this Security providing for the conversion to a US Dollar-denominated Security.

                 The per annum interest rate on the Securities for each Interest Accrual Period through the Initial Reset Date will be reset semi-annually based on procedures set forth below and established in the Indenture; provided, however, that upon the occurrence of a Conversion Event, this Security will convert to a US Dollar-denominated Security as provided in the Indenture.

                  The rate of interest payable from time to time through the Initial Reset Date in respect of this Security, for any Interest Accrual Period (the "Rate of Interest") will be determined on the basis of the following provisions:

                  (i) on the first day of such Interest Accrual Period (the "Interest Determination Date"), the Agent Bank will determine the Screen Rate for six-month Sterling deposits at or about 11:00 a.m. (London time) on the Interest Determination Date. If such Screen Rate is unavailable, the Agent Bank will request the principal London office of each of the Reference Banks to provide the Agent Bank with its offered quotation to leading banks for Sterling deposits in the London interbank market for such Interest Accrual Period at or about 11:00 a.m. (London time) on the Interest Determination Date. The Rate of Interest for such Interest Accrual Period shall be such Screen Rate plus 0.805% per annum (the "Margin") or, if such Screen Rate is unavailable, the arithmetic average (rounded upwards if necessary to the nearest 1/16th of 1%) of the offered quotations provided by the Reference Banks (excluding the highest and lowest (or, in either case, if more than one, then only one of them) of such quotations) plus the Margin;

                  (ii) if on the Interest Determination Date such Screen Rate is unavailable and only four of the Reference Banks provide offered quotations, the Rate of Interest for such Interest Accrual Period shall be determined in accordance with the provisions of paragraph (i) above on the basis of the offered quotations of those Reference Banks providing the offered quotations (excluding the highest and lowest of such quotations as provided in paragraph (i) above);

                  (iii) if on the Interest Determination Date such Screen Rate is unavailable and only two or three of the Reference Banks provide offered quotations, the Rate of Interest for such Interest Accrual Period shall be determined in accordance with the provisions of paragraph (i) above on the basis of the offered quotations of those Reference Banks providing the offered quotations (but without excluding the highest and lowest of such quotations as provided in paragraph (i) above); and

                  (iv) if on the Interest Determination Date such Screen Rate is unavailable and only one or none of the Reference Banks provides an offered quotation, then the Rate of Interest for such Interest Accrual Period shall be (a) the Rate of Interest in effect for that Interest Accrual Period to which paragraph (i), (ii) or (iii) above shall have applied which last preceded such Interest Accrual Period or (b) if determinable and if higher, the Reserve Interest Rate (as defined below). The "Reserve Interest Rate" shall be the rate per annum which the Agent Bank determines to be either (A) the arithmetic average (rounded upward if necessary to the nearest 1/16th of 1%) of the Sterling lending rates for loans in an amount approximately equal to the principal amount of the Securities which London banks selected by the Agent Bank are quoting, at or about 11:00 a.m. (London time) on the Interest Determination Date, for such Interest Accrual Period, to the

         Reference Banks or those of them (being at least two in number) to which the quotations] are, in the opinion of the Agent Bank, being so made plus the Margin or (B) if the Agent Bank cannot determine the arithmetic average, the lowest Sterling lending rate which four London banks selected by the Agent Bank are quoting, on the Interest Determination Date, for such Interest Accrual Period, to leading European banks plus the Margin.

                  The Interest Amount shall be determined by (i) applying the Rate of Interest for such Interest Accrual Period to the principal amount of the Securities and (ii) multiplying that amount by the actual number of days in such Interest Accrual Period divided by 365 (or if such Interest Accrual Period ends after February 28 in a leap year, 366) expressed as a decimal and rounded upward if necessary to the nearest 1/16th of 1%.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, relating to the interest reset and remarketing mechanics of this Security after the Initial Reset Date.

                  All payments in respect of this Security and all payments made pursuant to the Guarantee of this Security shall be made in immediately available funds at or through the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, and for so long as this Security shall be listed on the Luxembourg Stock Exchange, in Luxembourg, in such coin or currency of the United Kingdom or the United States of America, as the case may be, as at the time of payment is legal tender for the payment of public and private debt. The Trustee shall make Sterling-denominated payments on the Senior Notes through a London-based account of the Trustee.

                  All payments of principal of, and premium, if any, and interest in respect of this Security and all payments made pursuant to the Guarantee of this Security shall be made free and clear of, and without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within a Taxing Jurisdiction or by or within any political subdivision thereof or any authority therein or thereof having power to tax ("Gross-Up Taxes"), unless such withholding or deduction is required by law. In the event of any such withholding or deduction, the Company or the Guarantor, as the case may be, shall pay to the Holder such additional amounts in respect of such withholding or reduction as are necessary so that the Holder receives the amount that would have been due in the absence of such withholding or deduction ("Additional Amounts"), except that no such Additional Amounts shall be payable:

                  (a) to, or to a Person on behalf of, a Holder who is Liable for such Gross-Up Taxes in respect of this Security or the Guarantee of this Security by reason of such Holder or beneficial owner having some connection with the relevant Taxing Jurisdiction (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in, such Taxing Jurisdiction) other than the mere holding of this Security or the receipt of principal of, and premium, if any, and interest in respect thereon or in respect of the Guarantee of this Security;

                  (b) to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) for payment more than 30 days after the Relevant Date except to the extent that the Holder would have been entitled to such Additional Amounts on presenting this Security for payment on the last day of such period of 30 days;

                  (c) to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) in a Taxing Jurisdiction or, so long as the Senior Notes are listed on the Luxembourg Stock Exchange, in Luxembourg;

                  (d) to, or to a Person on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of nonresidence or similar claim for exemption to the relevant Taxing Jurisdiction; or

                  (e) to, or to a Person on behalf of, a Holder of a Registered Security that is not a Global Security issued pursuant to the request of any beneficial owner of an interest in the Security (an "Optional Definitive Security Request") following and during the continuance of an Event of Default if such Holder (or any predecessor Holder) was an owner requesting that such Registered Securities be so issued.

                  Such Additional Amounts will also not be payable where, had the beneficial owner of the Security (or any interest therein) been the Holder of the Security, such owner would not have been entitled to payment of Additional Amounts by reason of any one or more of clauses (a) through (e) above. If the Company or the Guarantor, as applicable, shall determine that Additional Amounts will not be payable because of the immediately preceding sentence, the Company or the Guarantor, as applicable, will inform such Holder promptly after making such determination setting forth the reason(s) therefor.

                  "Relevant Date" means, in respect of any payment, whichever is the later of (i) the date on which such payment first becomes due and (ii) if the full amount payable has not been received in The City of New York by the Book-Entry Depositary or the Trustee on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the bearer hereof in accordance with the Indenture.

                  References to principal of, and premium or interest in respect of, this Security or any payments pursuant to the Guarantee of this Security shall be deemed to include any Additional Amounts which may be payable as set forth in the Indenture or in this Security.

                  The Company shall furnish to the Trustee the official receipts (or a certified copy of the official receipts) evidencing payment of the Gross-Up Taxes. Copies of such receipts shall be made available to the Holder of this Security upon request.

                  All notices regarding the Securities of this Series shall be published in a leading English language daily newspaper of general circulation in London. Furthermore, so long as the Securities of this series are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, notices to Holders of Securities of this series will also be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort).

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an authorized signatory of the Company.



                                         YORKSHIRE POWER FINANCE 2 LIMITED


                                         By____________________________________
                                                  Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

                                         THE BANK OF NEW YORK,
                                         as Trustee


                                         By____________________________________
                                                  Authorized Signatory


Dated:

                          [Form of Reverse of Security]

                        YORKSHIRE POWER FINANCE 2 LIMITED
                    Reset Senior Notes Due February 15, 2020

                  This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of February 1, 2000 (herein called the "Original Indenture"), among the Company, Yorkshire Power Group Limited, as guarantor (the "Guarantor"), and The Bank of New York, as trustee, principal paying agent, registrar and transfer agent (herein called the "Trustee", which term includes any successor trustee under the Indenture), as supplemented by the First Supplemental Indenture, dated as of February 16, 2000 (the "First Supplemental Indenture"; together with the Original Indenture and any other supplements thereto, the "Indenture"), among the Company, the Guarantor and the Trustee to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to (pound)155,000,000; provided, however, that upon a Conversion Event, such aggregate principal amount shall be limited to $250,000,000.

                  Certain provisions with respect to the interest rate reset procedures for the Securities after the Initial Reset Date set forth below are contained in a Remarketing Agreement (the "Remarketing Agreement") between the Company, the Guarantor and Warburg Dillon Read LLC, as Remarketing Agent (the "Remarketing Agent").

                  In accordance with the procedures established in the Remarketing Agreement and subject to Section 212 of the First Supplemental Indenture, the interest rate in effect with respect to the Securities immediately prior to the Initial Reset Date shall be reset on the Initial Reset Date to equal the Interest Rate to Maturity which shall be effective from and including the Initial Reset Date to but excluding the final maturity of the Securities, unless the Company shall exercise the Floating Rate Option in accordance with the provisions herein. If the Company shall have so exercised the Floating Rate Option, then the Floating Period Interest Rate shall be reset in accordance with the Remarketing Agreement on the Reset Date corresponding to the Floating Rate Period Termination Date to equal the Interest Rate to Maturity, which shall be effective from and including such Reset Date to but excluding the final maturity of the Securities.

                  During the period from and including the Fixed Rate Reset Date to but excluding the final maturity of the Securities, interest on the Securities shall accrue on principal amount of the Securities at the Interest Rate to Maturity and shall be payable semi-annually on each Interest Payment Date, commencing with the first such Interest Payment Date following the Fixed Rate Reset Date; provided, however, that, if any such Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay). Interest on the Securities from the Fixed Rate Reset Date shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

                  In accordance with procedures established in the Remarketing Agreement and subject to Section 212 of the First Supplemental Indenture, if the Company exercises the Floating Rate Option no later than the seventh Business Day prior to the Floating Rate Spread Determination Date by providing notice to the Trustee and Remarketing Agent, then the Securities shall bear interest at the Floating Period Interest Rate for each Floating Rate Reset Period in the Floating Rate Period.

                  During each Floating Rate Reset Period in the Floating Rate Period, interest on the Securities shall accrue on the Floating Rate Purchase Price at the Floating Period Interest Rate for such Floating Rate Reset Period and shall be payable quarterly on each Interest Payment Date, commencing with the first such Interest Payment Date following the Initial Reset Date. The Interest Amount for such Floating Rate Reset Period shall be determined by (A) applying the Floating Period Interest Rate for such Floating Rate Reset Period to the Floating Rate Purchase Price and (B) multiplying that amount by the actual number of days in such Floating Rate Reset Period divided by 365 (or, if such Floating Rate Reset Period ends after February 28 in a leap year, 366) expressed as a decimal and rounded upward if necessary to the nearest 1/16th of 1%.

                  If the Callholder shall have purchased the Securities pursuant to the Call Option Agreement and the Company shall have elected the Floating Rate Option, the Securities shall be automatically tendered, or deemed tendered, by the Holders thereof to the Remarketing Agent for purchase on the Floating Rate Period Termination Date. On the Reset Date corresponding to the Floating Rate Period Termination Date, the interest rate on the Securities shall be reset to equal the Interest Rate to Maturity in accordance with, and the Securities shall be remarketed pursuant to, the Remarketing Agreement.

                  The purchase price for the Securities tendered pursuant to the paragraph above shall equal 100% of the Floating Rate Purchase Price plus accrued and unpaid interest, if any, thereon to but excluding the Floating Rate Period Termination Date. If for any reason the Remarketing Agent does not purchase all of the Securities on the Floating Rate Period Termination Date, the Company shall redeem the Securities on the Floating Rate Period Termination Date at a redemption price equal to 100% of the Floating Rate Purchase Price plus accrued and unpaid interest, if any, thereon to but excluding the Floating Rate Period Termination Date. If the Remarketing Agent elects to purchase the Securities, such obligation of the Remarketing Agent is subject to the conditions set forth in the Remarketing Agreement.

                  In the event that the Callholder (i) has not given notice on or before January 10, 2005 of its intention to exercise the call option under the Call Option Agreement or (ii) fails to pay on or before the Business Day next preceding the Early Redemption Date the call price required under the Call Option Agreement, the Company shall redeem on February 15, 2005 (such date, unless it is not a Business Day, in which case the next succeeding day that is a Business day, the "Early Redemption Date"), in whole but not in part, the Securities at a redemption price equal to 100% of the aggregate principal amount of the Securities plus accrued and unpaid interest thereon to but excluding the Early Redemption Date, upon written notice by 5:00 p.m. London time on the Business Day next preceding Early Redemption Date from the Book-Entry Depository, as holder of the Securities.

                  Any such written notice given by the Book-Entry Depository, as holder of the Securities, shall be irrevocable; provided, however, that if prior to the Early Redemption Date an Event of Default shall have occurred and be continuing, such holder, at its option, may elect by written notice to the Company, to withdraw such instruction and instead to declare the Securities to be due and payable pursuant to Section 502 of the Original Indenture.

                  If the Callholder shall have purchased the Securities pursuant to the Call Option Agreement and the Company shall have elected the Floating Rate Option, the Company shall be required to redeem the Securities, in whole but not in part, on any Reset Date following the Initial Reset Date at a redemption price equal to the Floating Rate Purchase Price plus accrued and unpaid interest, if any, thereon to but excluding such Reset Date in the event that (i) the Remarketing Agent for any reason does not notify the Company of the Floating Period Interest Rate for the Floating Rate Reset Period beginning on such Reset Date by 4:00 p.m. (London time) on such Reset Date or of the Interest Rate to Maturity by 4:00 p.m., (London time) on the Fixed Rate Determination Date, as applicable, (ii) prior to any such Reset Date, the Remarketing Agent resigns and no successor has been appointed on or before such Reset Date or Determination date, as applicable, (iii) the Remarketing Agent elects to terminate the Remarketing Agreement in accordance with its terms, (iv) the Remarketing Agent for any reason does not elect (by notice to the Company and the Trustee not later than the Fixed Rate Determination Date) to purchase the Securities for remarketing on the Floating Rate Period Termination Date, (v) the Remarketing Agent for any reason does not deliver the purchase price of the Securities to or through DTC on or before the Floating Rate Period Termination Date as provided in the Remarketing Agreement or (vi) the Company for any reason fails to redeem the Securities following the Company's election to effect such redemption as set forth in paragraph (c) of this Section 212.

                  If the Callholder shall have purchased the Securities pursuant to the Call Option Agreement and the Company shall have elected the Floating Rate Option, the Company shall notify the Callholder, the Remarketing Agent and the Trustee, not later than the Business Day immediately preceding the Floating Rate Period Termination Date, if the Company irrevocably elects to exercise its right to redeem the Senior Notes, in whole but not in part, from the Remarketing Agent on the Floating Rate Period Termination Date. If the Company elects to redeem the Securities, the Company shall redeem the Securities in whole at a redemption price equal to the Floating Rate Purchase Price plus accrued and unpaid interest, if any, thereon to but excluding the Floating Rate Period Termination Date.

                  The tender and settlement procedures set forth above, including provisions for payment by purchasers of the Securities to any remarketing agent or for payment of the Securities, may be modified to the extent required by DTC or to the extent required to facilitate the tender and remarketing of the Securities at the time of the remarketing. In addition, the Remarketing Agent may, without the consent of holders of the Securities, modify the tender and settlement procedures specified above in order to facilitate the tender and settlement process.

                  Unless the Company defaults in payment of the redemption price, from and after a redemption date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect of such Securities of this series except the right to receive the redemption price thereof.

                  The Indenture contains provisions for defeasance of (a) the entire indebtedness of the Securities and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

                  If an Event of Default with respect to the Securities shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to the Securities has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to the Securities have been cured or waived (other than the non-payment of principal of the Securities which has become due solely by reason of such declaration of acceleration) then such declaration of acceleration and its consequences shall be automatically annulled and rescinded.

                  This Security is subject to redemption in whole but not in part upon not less than 30 nor more than 60 days' notice given as provided in the Indenture, at a price equal to the outstanding principal amount thereof, together with Additional Amounts, if any, and accrued interest, if any, to the Redemption Date if, (a) the Company or the Guarantor satisfies the Trustee prior to the giving of such notice that it has or will become obligated to pay Additional Amounts as a result of either (i) any change in, or amendment to, the laws or regulations of a Taxing Jurisdiction, or any change in the application or interpretation of such laws or regulations, which change or amendment becomes effective on or after February 16, 2000 (or, in the case of any jurisdiction other than a Taxing Jurisdiction, any such change or amendment that becomes effective on or after the date on which the Company or the Guarantor, as the case may be, is merged into, or conveyed or transferred or leased its properties and assets substantially as an entirety to, any Person that is organized under the laws of, or is managed or controlled or has a place of business in, such jurisdiction) or (ii) the issuance of Definitive Registered Securities pursuant to any of clauses (a), (b) or (d) of the third following paragraph and (b) such obligation cannot be avoided by the Company or the Guarantor taking reasonable measures available to it, subject, as provided in the Indenture, to the delivery by the Company or the Guarantor of an Officers' Certificate stating that such obligation to pay Additional Amounts cannot be avoided by the Company or the Guarantor taking reasonable measures available to it.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any supplemental indenture or the rights and obligations of the Company and the rights of the Holders of the Securities of all series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and premium, if any, and interest in respect of this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                  This Security shall be exchangeable, in whole or, in the case of clause (d) below, in part as provided in the Indenture, for Definitive Registered Securities registered in the names of Persons other than the Book-Entry Depositary with respect to such series or its nominee only as provided in this paragraph. This Security shall be so exchangeable if (a) DTC notifies the Company and the Book-Entry Depositary that it is unwilling or unable to continue to hold the Book-Entry Interests or at any time ceases to be a "clearing agency" registered as such under the Exchange Act and in either case, a successor is not appointed by the Company within 120 days, (b) the Book-Entry Depositary for the Securities of this series notifies the Company that it is unwilling or unable to continue as Book-Entry Depositary with respect to this Security and no successor is appointed within 120 days, (c) the Company executes and delivers to the Trustee an Officers' Certificate providing that this Security shall be so exchangeable, (d) the Company receives an Optional Definitive Securities Request or (e) while this Security is subject to the transfer restrictions set forth in the Restricted Securities Legend hereon, on or after the Initial Reset Date the Book-Entry Interests cease to be eligible for DTC services because this Security is neither (i) rated in one of the top four categories by a nationally recognized statistical rating organization nor
(ii) included within a self-regulatory organization system approved by the Commission for the reporting of quotations and trade information of securities eligible for trade pursuant to Rule 144A, such as the PORTAL system. Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this security and registered in such names as the Book-Entry Depositary for this Security shall direct.

                  The bearer of this Security shall be treated as the owner of it for all purposes, subject to the terms of the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such exchange, but the Company may payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

                  The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, the Guarantor or their respective Affiliates as if it were not the Trustee.

                  No stockholder, director, officer, employee, incorporator or Affiliate of the Company or the Guarantor shall have any liability for any obligation of the Company or the Guarantor under the Securities of this series or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series by accepting Securities of this series waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

                  This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series. No representation is made as to the accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.

                  This Security shall be governed by and construed in accordance with the laws of the State of New York.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                    GUARANTEE

                  FOR VALUE RECEIVED, YORKSHIRE POWER GROUP LIMITED, a private limited company duly incorporated and existing under the laws of England and Wales (the "Guarantor", which term includes any successor Person under the Indenture referred to in the Security on which this notation is endorsed), hereby fully and unconditionally guarantees to the Holder of the accompanying Security issued by Yorkshire Power Finance 2 Limited (the "Company"), pursuant to the terms of the Guarantee contained in Article Fourteen of the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest in respect of this Security (and any Additional Amounts payable in respect thereof), when and as the same shall become due and payable, whether at Stated Maturity, by declaration of acceleration, call for redemption or otherwise, in accordance with the terms of this Security and the Indenture. In case of the failure of the Company punctually to pay any such principal, premium, if any, or interest, the Guarantor hereby agrees to cause such payment to be made punctually when and as the same shall become due and payable as if such payment were made by the Company.

                  The obligations of the Guarantor to the Holders of the Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article Fourteen of the Indenture, and reference is hereby made to such Article and Indenture for the precise terms of the Guarantee.

                  THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this notation of the Guarantee is endorsed shall have been executed by the Trustee or the authenticating agent under the Indenture by the manual signature of one of its authorized officers.

                                                YORKSHIRE POWER GROUP LIMITED

                                                By:_____________________________
                                                         Authorized Signatory

                                                                     SCHEDULE A


                             SCHEDULE OF ADJUSTMENTS

                  The initial aggregate principal amount of Securities evidenced by the Certificate to which this Schedule is attached is ___________. The notations on the following table evidence decreases and increases in the aggregate principal amount of Securities evidenced by such Certificate.


                                                  Aggregate
                                                  Principal
               Decrease in                        Amount of
                Aggregate       Increase in       Securities
                Principal        Aggregate      Remaining After     Notation by
  Date of      Amount of     Principal amount   Such Decrease or     Security
 Adjustment    Securities      of Securities        Increase        Registrar

                                                                      EXHIBIT B


                 [FORM OF FACE OF DEFINITIVE REGISTERED SECURITY

             [If the Definitive Registered Security is a Restricted
                Security, insert the Restricted Securities Legend
                         set forth in Exhibit A hereto.]

                        YORKSHIRE POWER FINANCE 2 LIMITED
                    Reset Senior Notes Due February 15, 2020

No. _______________                                        (pound) 155,000,000*
                                                           CUSIP No.:

                  YORKSHIRE POWER FINANCE 2 LIMITED, a limited liability company incorporated under the laws of the Cayman Islands (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [name of registered owner], or its registered assigns, the principal sum of ONE HUNDRED FIFTY FIVE MILLION POUNDS STERLING on February 15, 2020, and to pay interest thereon at the rate or rates per annum described herein from February 16, 2000, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on February 15 and August 15 in each year, commencing August 15, 2000, to the Initial Reset Date and thereafter subject to the terms and conditions set forth herein, at the interest rate or rates determined by the Remarketing Agent in accordance with the procedures set forth on the reverse hereof, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth day (whether or not a Business Day) immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Security (or one or more Predecessor Securities) is registered on such Regular Record Date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.
-----------------------------------

      *Reference is made to (i) Schedule A attached hereto with respect to decreases and increases in the aggregate principal amount of Securities evidenced by this certificate and (ii) the other provisions of this Security providing for the conversion to a US Dollar denominated Security.

                  The per annum interest rate on the Securities for each Interest Accrual Period through the Initial Reset Date will be reset semi-annually based on procedures set forth below and established in the Indenture; provided, however, that upon the occurrence of a Conversion Event, this Security will convert to a US Dollar denominated Security as provided in the Indenture.

                  The rate of interest payable from time to time through the Initial Reset Date in respect of this Security for any Interest Accrual Period (the "Rate of Interest") will be determined on the basis of the following provisions:

                  (i) on the first day of such Interest Accrual Period (the "Interest Determination Date"), the Agent Bank will determine the Screen Rate for six-month Sterling deposits at or about 11:00 a.m. (London time) on the Interest Determination Date. If such Screen Rate is unavailable, the Agent Bank will request the principal London office of each of the Reference Banks to provide the Agent Bank with its offered quotation to leading banks for Sterling deposits in the London interbank market for such Interest Accrual Period at or about 11:00 a.m. (London time) on the Interest Determination Date. The Rate of Interest for such Interest Accrual Period shall be such Screen Rate plus 0.805% per annum (the "Margin") or, if such Screen Rate is unavailable, the arithmetic average (rounded upwards if necessary to the nearest 1/16th of 1%) of the offered quotations provided by the Reference Banks (excluding the highest and lowest (or, in either case, if more than one, then only one of them) of such quotations) plus the Margin;

                  (ii) if on the Interest Determination Date such Screen Rate is unavailable and only four of the Reference Banks provide offered quotations, the Rate of Interest for such Interest Accrual Period shall be determined in accordance with the provisions of paragraph (i) above on the basis of the offered quotations of those Reference Banks providing the offered quotations (excluding the highest and lowest of such quotations as provided in paragraph (i) above);

                  (iii) if on the Interest Determination Date such Screen Rate is unavailable and only two or three of the Reference Banks provide offered quotations, the Rate of Interest for such Interest Accrual Period shall be determined in accordance with the provisions of paragraph (i) above on the basis of the offered quotations of those Reference Banks providing the offered quotations (but without excluding the highest and lowest of such quotations as provided in paragraph (i) above); and

                  (iv) if on the Interest Determination Date such Screen Rate is unavailable and only one or none of the Reference Banks provides an offered quotation, then the Rate of Interest for such Interest Accrual Period shall be (a) the Rate of Interest in effect for that Interest Accrual Period to which paragraph (i), (ii) or (iii) above shall have applied which last preceded such Interest Accrual Period or (b) if determinable and if higher, the Reserve Interest Rate. The "Reserve Interest Rate" (as defined below) shall be the rate per annum which the Agent Bank determines to be either (A) the arithmetic average (rounded upward if necessary to the nearest 1/16th of 1%) of the Sterling lending rates for loans in an amount approximately equal to the principal amount of the Securities which London banks selected by the

         Agent Bank are quoting, at or about 11:00 a.m. (London time) on the Interest Determination Date, for such Interest Accrual Period, to the Reference Banks or those of them (being at least two in number) to which the quotations are, in the opinion of the Agent Bank, being so made plus the Margin or (B) if the Agent Bank cannot determine the arithmetic average, the lowest Sterling lending rate which four London banks selected by the Agent Bank are quoting, on the Interest Determination Date, for such Interest Accrual Period, to leading European banks plus the Margin.

                  The Interest Amount shall be determined by (I) applying the Rate of Interest for such Interest Accrual Period to the principal amount of the Securities and (ii) multiplying that amount by the actual number of days in such Interest Accrual Period divided by 365 (or if such Interest Accrual Period ends after February 28 in a leap year, 366) expressed as a decimal and rounded upward if necessary to the nearest 1/16th of 1%.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof relating to the interest reset and remarketing mechanics of this Security after the Initial Reset Date.

                  All payments in respect of this Security and all payments made pursuant to the Guarantee of this Security shall be made in immediately available funds at or through the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, and for so long as this Security shall be listed on the Luxembourg Stock Exchange, in Luxembourg, in such coin or currency of the United Kingdom or the United States of America, as the case may be, as at the time of payment is legal tender for the payment of public and private debt. The Trustee shall make Sterling-denominated payments on the Senior Notes through a London-based account of the Trustee.

                  All payments of principal of, and premium, if any, and interest in respect of this Security and all payments made pursuant to the Guarantee of this Security shall be made free and clear of, and without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within a Taxing Jurisdiction or by or within any political subdivision thereof or any authority therein or thereof having power to tax ("Gross-Up Taxes"), unless such withholding or deduction is required by law. In the event of any such withholding or deduction, the Company or the Guarantor, as the case may be, shall pay to the Holder such additional amounts in respect of such withholding or reduction as are necessary so that the Holder receives the amount that would have been due in the absence of such withholding or deduction ("Additional Amounts"), except that no such Additional Amounts shall be payable:

                  (a) to, or to a Person on behalf of, a Holder who is liable for such Gross-Up Taxes in respect of this Security or the Guarantee of this Security by reason of such Holder or beneficial owner having some connection with the relevant Taxing Jurisdiction (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in, such Taxing Jurisdiction) other than the mere holding of this Security or the receipt of principal of, and premium, if any, and interest in respect thereon or in respect of the Guarantee of this Security;

                  (b) to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) for payment more than 30 days after the Relevant Date except to the extent that the Holder would have been entitled to such Additional Amounts on presenting this Security for payment on the last day of such period of 30 days;

                  (c) to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) in a Taxing Jurisdiction or, so long as the Senior Notes are listed on the Luxembourg Stock Exchange, in Luxembourg;

                  (d) to, or to a Person on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of nonresidence or similar claim for exemption to the relevant Taxing Jurisdiction; or

                  (e) to, or to a Person on behalf of, a Holder of a Registered Security that is not a Global Security issued pursuant to the request of any beneficial owner of an interest in the Security (an "Optional Definitive Security Request") following and during the continuance of an Event of Default if such Holder (or any predecessor Holder) was an owner requesting that such Registered Securities be so issued.

                  Such Additional Amounts will also not be payable where, had the beneficial owner of the Security (or any interest therein) been the Holder of the Security, such owner would not have been entitled to payment of Additional Amounts by reason of any one or more of clauses (a) through (e) above. If the Company or the Guarantor, as applicable, shall determine that Additional Amounts will not be payable because of the immediately preceding sentence, the Company or the Guarantor, as applicable, will inform such Holder promptly after making such determination setting forth the reason(s) therefor.

                  "Relevant Date" means, in respect of any payment, whichever is the later of (i) the date on which such payment first becomes due and (ii) if the full amount payable has not been received in The City of New York by the Book-Entry Depositary or the Trustee on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the bearer hereof in accordance with the Indenture.

                  References to principal of, and premium or interest in respect of, this Security or any payments pursuant to the Guarantee of this Security shall be deemed to include any Additional Amounts which may be payable as set forth in the Indenture or in this Security.

                  The Company shall furnish to the Trustee the official receipts (or a certified copy of the official receipts) evidencing payment of the Gross-Up Taxes. Copies of such receipts shall be made available to the Holder of this Security upon request.

                  All notices regarding the Securities of this Series shall be published in a leading English language daily newspaper of general circulation in London. Furthermore, so long as the Securities of this series are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, notices to Holders of Securities of this series will also be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort).

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an authorized signatory of the Company.

                                         YORKSHIRE POWER FINANCE 2 LIMITED



                                         By:____________________________________
                                                  Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION


                  This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

                                         THE BANK OF NEW YORK,
                                         as Trustee

                                         By:____________________________________
                                                 Authorized Signatory

Dated:

                          [Form of Reverse of Security]

                        YORKSHIRE POWER FINANCE 2 LIMITED
                    Reset Senior Notes Due February 15, 2020

                  This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of February 1, 2000 (herein called the "Original Indenture"), among the Company, Yorkshire Power Group Limited, as guarantor (the "Guarantor"), and The Bank of New York, as trustee, principal paying agent, registrar and transfer agent (herein called the "Trustee", which term includes any successor trustee under the Indenture), as supplemented by the First Supplemental Indenture, dated as of February 16, 2000 (the "First Supplemental Indenture"; together with the Original Indenture and any other supplements thereto, the "Indenture"), among the Company, the Guarantor and the Trustee to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to (pound)155,000,000; provided, however, that upon a Conversion Event, such aggregate principal amount shall be limited to $250,000,000.

                  Certain provisions with respect to the interest rate reset procedures for the Securities after the Initial Reset Date set forth below are contained in a Remarketing Agreement (the "Remarketing Agreement") between the Company, the Guarantor and UBS AG, London Branch or any affiliate thereof, as Remarketing Agent (the "Remarketing Agent").

                  In accordance with the procedures established in the Remarketing Agreement and subject to Section 212 of the First Supplemental Indenture, the interest rate in effect with respect to the Securities immediately prior to the Initial Reset Date shall be reset on the Initial Reset Date to equal the Interest Rate to Maturity which shall be effective from and including the Initial Reset Date to but excluding the final maturity of the Securities, unless the Company shall exercise the Floating Rate Option in accordance with the provisions herein. If the Company shall have so exercised the Floating Rate Option, then the Floating Period Interest Rate shall be reset in accordance with the Remarketing Agreement on the Reset Date corresponding to the Floating Rate Period Termination Date to equal the Interest Rate to Maturity, which shall be effective from and including such Reset Date to but excluding the final maturity of the Securities.

                  During the period from and including the Fixed Rate Reset Date to but excluding the final maturity of the Securities, interest on the Securities shall accrue on principal amount of the Securities at the Interest Rate to Maturity and shall be payable semi-annually on each Interest Payment Date, commencing with the first such interest Payment Date following the Fixed Rate Reset Date; provided, however, that, if any such Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay). Interest on the Securities from the Fixed Rate Reset Date shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

                  In accordance with procedures established in the Remarketing Agreement and subject to Section 212 of the First Supplemental Indenture, if the Company exercises the Floating Rate Option no later than the seventh Business Day prior to the Floating Rate Spread determination Date by providing notice to the Trustee and Remarketing Agent, then the Securities shall bear interest at the Floating Period Interest Rate for each Floating Rate Reset Period in the Floating Rate Period.

                  During each Floating Rate Reset Period in the Floating Rate Period, interest on the Securities shall accrue on the Floating Rate Purchase Price at the Floating Period Interest Rate for such Floating Rate Reset Period and shall be payable quarterly on each Interest Payment Date, commencing with the first such Interest Payment Date following the Initial Reset Date. The Interest Amount for such Floating Rate Reset Period shall be determined by (A) applying the Floating Period Interest Rate for such Floating Rate Reset Period to the Floating Rate Purchase Price and (B) multiplying that amount by the actual number of days in such Floating Rate Reset Period divided by 365 (or, if such Floating Rate Reset Period ends after February 28 in a leap year, 366) expressed as a decimal and rounded upward if necessary to the nearest 1/16th of 1%.

                  If the Callholder shall have purchased the Securities pursuant to the Call Option Agreement and the Company shall have elected the Floating Rate Option, the Securities shall be automatically tendered, or deemed tendered, by the Holders thereof to the Remarketing Agent for purchase on the Floating Rate Period Termination Date. On the Reset Date corresponding to the Floating Rate Period Termination Date, the interest rate on the Securities shall be reset to equal the Interest Rate to Maturity in accordance with, and the Securities shall be remarketed pursuant to, the Remarketing Agreement.

                  The purchase price for the Securities tendered pursuant to the paragraph above shall equal 100% of the Floating Rate Purchase Price plus accrued and unpaid interest, if any, thereon to but excluding the Floating Rate Period Termination Date. If for any reason the Remarketing Agent does not purchase all of the Securities on the Floating Rate Period Termination Date, the Company shall be required to redeem the Securities at a redemption price equal to 100% of the Floating Rate Purchase Price plus accrued and unpaid interest, if any, thereon to but excluding the Floating Rate Period Termination Date. If the Remarketing Agent elects to purchase the Securities, such obligation of the Remarketing Agent is subject to the conditions set forth in the Remarketing Agreement.

                  In the event that the Callholder (i) has not given notice on or before January 10, 2005 of its intention to exercise the call option under the Call Option Agreement or (ii) fails to pay on or before the Business Day next preceding the Early Redemption Date the call price required under the Call Option Agreement, the Company shall redeem on February 15, 2005 (such date, unless it is not a Business Day, in which case the next succeeding day that is a Business day, the "Early Redemption Date"), in whole but not in part, the Securities at a redemption price equal to 100% of the aggregate principal amount of the Securities plus accrued and unpaid interest thereon to but excluding the Early Redemption Date, upon written notice by 5:00 p.m. London time on the Business Day next preceding Early Redemption Date from the Book-Entry Depository, as holder of the Securities.

                  Any such written notice given by the Book-Entry Depository, as holder of the Securities, shall be irrevocable; provided, however, that if prior to the Early Redemption Date an Event of Default shall have occurred and be continuing, such holder, at its option, may elect by written notice to the Company, to withdraw such instruction and instead to declare the Securities to be due and payable pursuant to Section 502 of the Original Indenture.

                  If the Callholder shall have purchased the Securities pursuant to the Call Option Agreement and the Company shall have elected the Floating Rate Option, the Company shall be required to redeem the Securities, in whole but not in part, on any Reset Date following the Initial Reset Date at a redemption price equal to the Floating Rate Purchase Price plus accrued and unpaid interest, if any, thereon to but excluding such Reset Date in the event that (i) the Remarketing Agent for any reason does not notify the Company of the Floating Period Interest Rate for the Floating Rate Reset Period beginning on such Reset Date by 4:00 p.m. (London time) on such Reset Date or of the Interest Rate to Maturity by 4:00 p.m., (London time) on the Fixed Rate Determination Date, as applicable, (ii) prior to any such Reset Date, the Remarketing Agent resigns and no successor has been appointed on or before such Reset Date or Determination date, as applicable, (iii) the Remarketing Agent elects to terminate the Remarketing Agreement in accordance with its terms, (iv) the Remarketing Agent for any reason does not elect (by notice to the Company and the Trustee not later than the Fixed Rate Determination Date) to purchase the Securities for remarketing on the Floating Rate Period Termination Date, (v) the Remarketing Agent for any reason does not deliver the purchase price of the Securities to or through DTC on or before the Floating Rate. Period Termination Date as provided in the Remarketing Agreement or (vi) the Company for any reason fails to redeem the Securities following the Company's election to effect such redemption as set forth in paragraph (c) of this Section 212.

                  If the Callholder shall have purchased the Securities pursuant to the Call Option Agreement and the Company shall have elected the Floating Rate Option, the Company shall notify the Callholder, the Remarketing Agent and the Trustee, not later than the Business Day immediately preceding the Floating Rate Period Termination Date, if the Company irrevocably elects to exercise its right to redeem the Senior Notes, in whole but not in part, from the Remarketing Agent on the Floating Rate Period Termination Date. If the Company elects to redeem the Securities, the Company shall redeem the Securities on the Floating Rate Period Termination Date in whole at a redemption price equal to the Floating Rate Purchase Price plus accrued and unpaid interest, if any, thereon to but excluding the Floating Rate Period Termination Date.

                  The tender and settlement procedures set forth above, including provisions for payment by purchasers of the Securities to any remarketing agent or for payment of the Securities, may be modified to the extent required by DTC or to the extent required to facilitate the tender and remarketing of the Securities at the time of the remarketing. In addition, the Remarketing Agent may, without the consent of holders of the Securities, modify the tender and settlement procedures specified above in order to facilitate the tender and settlement process.

                  Unless the Company defaults in payment of the redemption price, from and after a redemption date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect of such Securities of this series except the right to receive the redemption price thereof.

                  The Indenture contains provisions for defeasance of (a) the entire indebtedness of the Securities and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

                  If an Event of Default with respect to the Securities shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to the Securities has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to the securities have been cured or waived (other than the non-payment of principal of the Securities which has become due solely by reason of such declaration of acceleration) then such declaration of acceleration and its consequences shall be automatically annulled and rescinded.

                  This Security is subject to redemption in whole but not in part upon not less than 30 nor more than 60 days' notice given as provided in the Indenture, at a price equal to the outstanding principal amount thereof, together with Additional Amounts, if any, and accrued interest, if any, to the Redemption Date if (a) the Company or the Guarantor satisfies the Trustee prior to the giving of such notice that it has or will become obligated to pay Additional Amounts as a result of either (i) any change in, or amendment to, the laws or regulations of a Taxing Jurisdiction, or any change in the application or interpretation of such laws or regulations, which change or amendment becomes effective on or after February 16, 2000 (or, in the case of any jurisdiction other than a Taxing Jurisdiction, any such change or amendment that becomes effective on or after the date on which the Company or the Guarantor, as the case may be, is merged into, or conveyed or transferred or leased its properties and assets substantially as an entirety to, any Person that is organized under the laws of, or is managed or controlled or has a place of business in, such jurisdiction) or (ii) the issuance of Definitive Registered Securities as a result of: (A) DTC having notified the Company and the Book-Entry Depositary that it was unwilling or unable to continue to hold the Book-Entry Interest or at any time ceasing to be "a clearing agency" registered as such under the Securities Exchange Act of 1934 and, in either case, a successor is not being appointed by the Company within 120 days; (B) the Book-Entry Depositary for the Securities of this series having notified the Company that it was unwilling or unable to continue as Book-Entry Depositary with respect to a Global security of this series and no successor Book-Entry Depositary having been appointed by the Company within 120 days or (C) an Event of Default with respect to the Securities of this series having occurred and being continuing and a Holder, in such circumstance, having requested in writing that a Global Bearer Security of this series be exchanged for one or more Definitive Registered Securities and
(b) such obligation cannot be avoided by the Company or the Guarantor taking reasonable measures available to it, subject, as provided in the indenture, to the delivery by the Company or the Guarantor of an Officers' Certificate stating that such obligation to pay Additional Amounts cannot be avoided by the Company or the Guarantor taking reasonable measures available to it.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any supplemental indenture or the rights and obligations of the Company and the rights of the Holders of the Securities of all series to be affected under the

Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and premium, if any, and interest in respect of this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

                  The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, the Guarantor or their respective Affiliates as if it were not the Trustee.

                  No stockholder, director, officer, employee, incorporator or Affiliate of the Company or the Guarantor shall have any liability for any obligation of the Company or the Guarantor under the Securities of this series or the Indenture or for any claim based on, in respect of or by reason of, such obligations of their creation. Each Holder of the Securities of this series by accepting Securities of this series waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

                  This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

                  Customary abbreviations may be used in the name of a Holder of a Securities of this series or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series. No representation is made as to the accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.

                  This Security shall be governed by and construed in accordance with the laws of the State of New York.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                    GUARANTEE

                  FOR VALUE RECEIVED, YORKSHIRE POWER GROUP LIMITED, a private limited company duly incorporated and existing under the laws of England and Wales (the "Guarantor", which term includes any successor Person under the Indenture referred to in the Security on which this notation is endorsed), hereby fully and unconditionally guarantees to the Holder of the accompanying Security issued by Yorkshire Power 2 Finance Limited (the "Company'), pursuant to the terms of the Guarantee contained in Article Fourteen of the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest in respect of this Security (and any Additional Amounts payable in respect thereof), when and as the same shall become due and payable, whether at Stated Maturity, by declaration of acceleration, call for redemption or otherwise, in accordance with the terms of this Security and the Indenture. In case of the failure of the Company punctually to pay any such principal, premium, if any, or interest, the Guarantor hereby agrees to cause such payment to be made punctually when and as the same shall become due and payable as if such payment were made by the Company.

                  The obligations of the Guarantor to the Holders of the Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article Fourteen of the Indenture, and reference is hereby made to such Article and Indenture for the precise terms of the Guarantee.

                  THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this notation of the Guarantee is endorsed shall have been executed by the Trustee or the authenticating agent under the Indenture by the manual signature of one of its authorized officers.


                                          YORKSHIRE POWER GROUP LIMITED


                                          By:_______________________________
                                                     Authorized Signatory